Exhibit 99.2
                                CFO Certification



                            CERTIFICATION PURSUANT TO
                                18 U.S.C. S 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Global Innovative Systems, Inc. on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Fletcher, Chief Financial Officer and Chief Operations Officer of the Company, certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)     the information  contained in the Report fairly presents, in all
                material  respects,   the  financial  condition  and  result  of
                operations of the Company.



/s/ Robert Fletcher
Robert Fletcher, CFO and COO
August 12, 2002